SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): April 25, 2002





                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    000-20841                  86-0721358
(State or other jurisdiction   (Commission File Number)      (I.R.S Employer
of incorporation or organization)                           Identification No.)



                           4020 E. Indian School Road
                             Phoenix, Arizona 85018
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 852-6600
              (Registrant's Telephone Number, Including Area Code)